Exhibit (a)(2)


                              LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                                       of
                          CATHERINES STORES CORPORATION

                        Pursuant to the Offer to Purchase
                             Dated November 19, 1999

                                       by

                              ROSE MERGER SUB, INC.
                          a wholly owned subsidiary of
                             CHARMING SHOPPES, INC.
                                       at
                              $21.00 NET PER SHARE

--------------------------------------------------------------------------------
     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON THURSDAY, JANUARY 6, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

To: ChaseMellon Shareholder Services, L.L.C., Depositary

               By Mail:                     By Overnight Courier:                        By Hand:
P.O. Box 3301                                 85 Challenger Road                 120 Broadway, 13th Floor
South Hackensack, NJ 07606                     Mail Drop-Reorg                      New York, NY 10271
Attn: Reorganization Department           Ridgefield Park, NJ 07660          Attn: Reorganization Department
                                       Attn: Reorganization Department

                                          By Facsimile Transmission
                                      (for Eligible Institutions only):
                                                (201) 296-4293
                                            Confirm By Telephone:
                                                (201) 296-4860

     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions to a facsimile number other than the ones listed above will not constitute a valid delivery.

                                        DESCRIPTION OF SHARES TENDERED

----------------------------------------------------------------------------------------------------------------------
        Name(s) and Address(es) of Registered Holder(s)                            Shares Tendered
                  (Please fill in, if blank)                            (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------------------
                                                                               Total Number of Shares    Number of
                                                                  Certificate      Represented by         Shares
                                                                  Number(s)*      Certificate(s)*       Tendered**
                                                                 -----------------------------------------------------
                                                                 -----------------------------------------------------
                                                                 -----------------------------------------------------
                                                                 -----------------------------------------------------
                                                                 -----------------------------------------------------
                                                                 Total Shares
----------------------------------------------------------------------------------------------------------------------
---------
*    Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book Entry Transfer Facility") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase.

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ----------------------------------------------
     Account No.                                 at The Depository Trust Company
                ---------------------------------
     Transaction Code No.
                         -------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Tendering Shareholder(s)
                                        ----------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------
     Name of Institution which Guaranteed Delivery
                                                  ------------------------------
     If delivery is by book-entry transfer:
          Name of Tendering Institution
                                       -----------------------------------------
     Account No.                                 at The Depository Trust Company
                ---------------------------------
     Transaction Code No.
                         -------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Rose Merger Sub, Inc., a Tennessee corporation (the "Purchaser") and a wholly owned subsidiary of Charming Shoppes, Inc., a Pennsylvania corporation, the above-described shares of Common Stock, $0.01 par value (the "Shares"), of Catherines Stores Corporation, a Tennessee corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $21.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 19, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Tendering shareholders will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 6 of the Letter of Transmittal, transfer taxes on the purchase of Shares pursuant to the Offer. Purchaser and Parent will pay all charges and expenses of Lazard Freres & Co. LLC (the "Dealer Manager"), ChaseMellon Shareholder Services, L.L.C. (the "Depositary") and Georgeson Shareholder Communications Inc. (the "Information Agent") incurred in connection with the Offer. Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer.

     Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after November 15, 1999 and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser,
(b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Eric M. Specter, President of Purchaser, and Colin D. Stern, Vice President and Secretary of Purchaser, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after November 15, 1999), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after November 15, 1999 and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

              SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 5, 6 and 7)                                 (See Instructions 5, 6 and 7)

   To be completed ONLY if the check for the Purchase                 To be completed ONLY if the check for the Purchase
Price of Shares purchased (less the amount of any                Price of Shares purchased the amount of any
federal income and backup withholding tax required to            federal income and backup withholding tax required to
be withheld) or certificates for Shares not tendered or          be withheld) or certificates for Shares not tendered or
not purchased are to be issued in the name of someone            not purchased are to be mailed to someone other than
other than the undersigned.                                      the undersigned or to the undersigned at an address
                                                                 other than that shown below the undersigned's
                                                                 signature(s).

Mail    [ ] check                                                Mail    [ ] check
        [ ] certificates to:                                             [ ] certificates to:

Name                                                             Name
    ................................................                 ................................................
                         (Please Print)                                                (Please Print)
Address                                                          Address
       .............................................                    .............................................

 ....................................................             ....................................................
                                          (Zip Code)                                                       (Zip Code)
 ....................................................
           (Taxpayer Identification No.)

   (Also Complete Substitute Form W-9 on Page 7)

-------------------------------------------------------------------------------
                                   SIGN HERE

                (Please complete Substitute Form W-9 on page 7)

           ..........................................................

           ..........................................................
                             Signature(s) of Owners
           Dated                                          ,
                .......................................... ..........
           Name(s)
                 ....................................................

           ..........................................................
                                 (Please Print)
           Capacity (full title)
                                .....................................
           Address
                  ...................................................

           ..........................................................
                               (Include Zip Code)
-->        Area Code and Telephone Number                                  <--
                                         ............................
           (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.
           If signature is by a trustee, executor,
           administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                    Guarantee of Signatures(s), if required

                           (See Instructions 1 and 5)

           Name of Firm
                       .............................................
           Authorized Signature
                               .....................................
           Dated                                       ,
                ....................................... ............
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    Payer: ChaseMellon Shareholder Services, L.L.C.

SUBSTITUTE
FORM W-9                       Part I Taxpayer Identification No.-- For All Accounts                   Part II For Payees Exempt
                               .......................................................................         From Backup With-
                                                                                                               holding (see
                                                                                                               enclosed Guidelines)
Department of the Treasury     Enter your taxpayer identification       ------------------------------
Internal Revenue Service       number in the appropriate box.  For
                               most individuals and sole proprietors,   ------------------------------
                               this is your Social Security Number.     Social Security Number
                               For other entities, it is your Employer
Payer's Request for            Identification Number. If you do not                  OR
Taxpayer Identification No.    have a number, see "How to Obtain a
                               TIN" in the enclosed Guidelines.          ------------------------------
                               Note: If the account is in more than
                               one name, see the chart on page 2 of      ------------------------------
                               the enclosed Guidelines to determine      Employee Identification Number
                               what number to enter.
-----------------------------------------------------------------------------------------------------------------------------------
Certification -- Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me)
     and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
     Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

(2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  Any information provided on this form is true, correct and complete.

SIGNATURE________________________________________________________ DATE______________________________________________,____
-----------------------------------------------------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
DETAILS.

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a recognized Medallion Program approved by The Securities Transfer Associations, Inc. (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The method of delivery of Shares and all other required documents is at the option and risk of the tendering shareholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of a book-entry transfer, by a timely confirmation). If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown on page 1, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

     8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth on page 7. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if

Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

                    The Information Agent for the Offer is:

                                   GEORGESON
                                  SHAREHOLDER
                              COMMUNICATIONS INC.
                                17 State Street
                            New York, New York 10004
                Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064




                      The Dealer Manager for the Offer is:

                            LAZARD FRERES & CO. LLC
                              30 Rockefeller Plaza
                            New York, New York 10020
                                 (212) 632-6717